UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2025

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West
Suite 205
Fort Mill, SC 29708
(Address of principal executive offices, including zip code)

(973) 691-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Acquisition of Assets

As previously disclosed in our Form 8-K filed on April 16, 2025, in February 2025, Catheter Precision, Inc. (the “Company”) formed its subsidiary Cardionomix, Inc., a Nevada Corporation (“Cardionomix”), in order to pursue the possible acquisition of certain assets of Cardionomic, Inc., a Delaware corporation, which has ceased operations. We issued 82% of the common stock of Cardionomix to the Company, 5% to David Jenkins, our Chief Executive Officer and Executive Chairman of the Board, 7% to FatBoy Capital L.P., an entity controlled by Mr. Jenkins, and 6% to certain business associates of Mr. Jenkins. These minority interests were issued to compensate these persons for bringing this business opportunity to the Company.

On April 22, 2025, the Company and Cardionomix entered into an asset purchase agreement (the “Agreement”) with Cardionomic (assignment for the benefit of creditors), LLC, a California limited liability company (the “Seller”), in its sole and limited capacity as assignee for the benefit of creditors of Cardionomic, Inc., a Delaware corporation (the “Assignor”), pursuant to which Cardionomix will purchase assets related to the Assignor's late-stage treatment in development for acute decompensated heart failure (the “Purchased Assets”), consisting of patents and trademarks related to the Assignor's Cardiac Pulmonary Nerve Simulation (CNPS) System.  In the Agreement, the Seller represents that Assignor had previously transferred ownership of all of its right, title and interest in and to all of its tangible and intangible assets, including the Purchased Assets, to Seller, and, in so doing, also designated Seller to act, pursuant to California law, as the assignee for the benefit of creditors of Assignor.

The agreement provides that at closing of the transaction, the Purchased Assets will be acquired by Cardionomix on an “AS IS” and “WHERE IS” basis, with limited representations from the Seller, in exchange for the issuance by the Company of 1,000,000 restricted shares of the Company's common stock, $0.0001 par value per share (the “Share Consideration”) and the issuance by Cardionomix of a promissory note (the "Note") in the amount of $1.5 million, with simple interest accruing at 4% per annum on the principal thereof and no interest or principal payable until the maturity date of the Note, which will be three years following issuance of the Note.  Other material terms of the Note are set forth under Item 2.03 below.

Closing of the purchase of the Purchased Assets is subject to the satisfaction of certain conditions, including the accuracy of representations of warranties contained in the Agreement; material compliance with the covenants described therein; the delivery of the Closing documents, assets, and other closing deliverables; and approval by the NYSE American of the listing of the Share Consideration.  The Agreement will terminate if Closing does not take place on or before July 21, 2025.

The Purchased Assets will be acquired by Cardionomix on an “AS IS” and “WHERE IS” basis with no representations or warranties as to merchantability, fitness or use from Seller and no representations from or privity with Assignor; provided, however, that the Purchased Assets are to be delivered pursuant to the Agreement free and clear of certain specified known encumbrances.

Following the closing of the proposed acquisition, Cardionomix will have no significant assets other than the Purchased Assets. Accordingly, it will need to raise funds in order to develop the Purchased Assets. We have begun discussions with potential investors, but there can be no guarantee that we will be able to raise sufficient funds for this purpose on a timely basis or at all.  Any such financing is likely to entail the issuance of additional securities by Cardionomix to such investors, which securities are also likely to provide certain corporate governance rights.  Such an issuance is expected to reduce the Company's ownership interest in Cardionomix, although it is expected to remain a majority owned consolidated entity.  The information set forth in this Current Report on Form 8-K is not an offer to sell or exchange, or solicitation of an offer to buy, any securities.

The foregoing summary of the Agreement is qualified in its entirety by the complete text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 in its entirety by reference.

Caution Regarding Forward Looking Statements

This Form 8-K contains forward-looking statements. Forward-looking statements can be identified by words such as "believe," "anticipate," "may," "might," "can," "could," "continue," "depends," "expect," "expand," "forecast," "intend," "predict," "plan," "rely," "should," "will," "may," "seek," “promising,” “potential,” or the negative of these terms and other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this press release include, but are not limited to, express and implied statements regarding the following: our expectation to acquire assets of Cardionomic, Inc.; our expectations regarding those assets; our expectation to conclude financing for the new subsidiary and that the proceeds of such financing will fund development of the acquired assets independent of VTAK’s balance sheet. The Company's expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties included under the caption "Risk Factors" in the Company's 2024 Form 10-K filed with the SEC and available at www.sec.gov. These risks and uncertainties include, but aren't limited to: that the closing of the asset acquisition described above remains subject to important closing conditions that may not be met; that our ability to develop and commercialize the assets could be adversely impacted if we are unable to maintain protection of the patents and trade names related thereto, which we are acquiring on an as is basis without recourse; that we may not be able to obtain the financing for Cardionomix that we anticipate and/or such financing even if obtained may not be adequate for the development of the assets; and that we may not adequately address the lessons learned from the pilot studies related to the assets, which included fatigue to nerves if stimulation is delivered for too long; high amplitude stimulation can lead to unstable hemodynamics, rhythm disturbances, and patient sensation; optimal stimulation response is dependent on more than just contractility; stimulation beyond 48 hours did not show additional benefit; stimulator modifications required to reduce procedure time, complexity, and improve user experience; and minor catheter modifications needed to accommodate larger anatomy in heart failure patients. FDA review of the assets is likely to be costly and lengthy, and there is no guarantee that clearance and approval will ever occur or occur on a timetable that is beneficial to the Company. Additionally, Cardionomix has other, minority investors aside from the Company, and future financings are expected to involve the issuance of securities by Cardionomix, which will reduce the Company’s share in the profits, if any, from the Purchased Assets and Cardionomix, and is likely to involve the grant of special corporate governance rights to other subsidiary investors so that the Company will not have unfettered control of Cardionomix. There is no guarantee that the success of the pilot studies will be repeated in future trials or ultimately lead to a successful commercialization of the Purchased Assets. The medical device industry in general is highly competitive, and some of our competitors have longer, more established operating histories, with significantly greater financial, technical, marketing, sales, distribution, and other resources. The Purchased Assets are not the only device-based neuromodulation therapy currently in development for the treatment of heart failure and further must also compete against potential new drug therapies. In general, results of anticipated trials may not turn out as we currently expect, and future trials may not occur on the time tables we expect or may be more costly than anticipated. In addition, our forward looking statements are subject to the following additional uncertainties and risks: we do not have sufficient liquidity to fund our business unless we are able to obtain additional financing or enter into a strategic transaction that would provide additional liquidity during the next three to six months, we will not be able to reach profitability unless we are able to achieve our product expansion and growth goals, our research and development and commercialization efforts may depend on entering into agreements with corporate collaborators, we have in the past entered into joint marketing agreements with respect to our products, and may again enter into additional joint marketing agreements in the future that could reduce our revenues from product sales, if we experience significant disruptions in our information technology systems, our business may be adversely affected, litigation and other legal proceedings may adversely affect our business, if we make acquisitions or divestitures, we could encounter difficulties that harm our business, failure to attract and retain sufficient qualified personnel could also impede our growth, failure to maintain effective internal controls could cause our investors to lose confidence in us and adversely affect the market price of our common stock, we have determined that our internal controls and disclosure controls were not effective as of March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024, and as a result, without effective remediation of the material weaknesses that we have identified, we may not be able to accurately report our financial results or prevent fraud, our revenues may depend on our customers' receipt of adequate reimbursement from private insurers and government sponsored healthcare programs, we may be unable to compete successfully with companies in our highly competitive industry, many of whom have substantially greater resources than we do, our future operating results depend upon our ability to obtain components in sufficient quantities on commercially reasonable terms or according to schedules, prices, quality and volumes that are acceptable to us, and suppliers may fail to deliver components, or we may be unable to manage these components effectively or obtain these components on such terms, if hospitals, physicians and patients do not accept our current and future products or if the market for indications for which any product candidate is approved is smaller than expected, we may be unable to generate significant revenue, if any, our medical device operations are subject to pervasive and continuing FDA regulatory requirements, our products may be subject to additional recalls, revocations or suspensions after receiving FDA or foreign approval or clearance, which could divert managerial and financial resources, harm our reputation, and adversely affect our business, changes in trade policies among the U.S. and other countries, in particular the imposition of new or higher tariffs by the U.S. and/or its trading partners could increase our expenses, require us to increase prices, potentially lowering demand for our products, and/or reduce our revenues and operating results, and such increase , or the imposition of other barriers to international trade, could have a material adverse effect on our revenues and operating results. The risks and uncertainties described above may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, or other pandemics, supply chain disruptions from the Ukraine war or Israeli-Hamas conflict and otherwise, and ongoing volatility in the stock markets and the U.S. economy in general.

The forward-looking statements included in this Form 8-K are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference, including the exhibit referenced therein and incorporated by reference therein.

Item 2.02 Results of Operations and Financial Condition.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference, including the exhibit referenced therein and incorporated by reference therein.  As described above, the Agreement provides that the Note will have a principal amount of $1.5 million, and the interest will accrue from the date of issuance at the rate of 4% per annum, calculated using the 365/360 method, and shall accrue interest daily commencing from the date of issuance.   The Note will also provide that the principal and accrued but unpaid interest will accelerate and become due and payable upon certain events, including filing or consenting to bankruptcy or similar insolvency, admitting the material allegations of any lawsuit or other proceeding, making a general assignment for the benefit of creditors, or if an involuntary bankruptcy proceeding or certain other similar insolvency proceedings are filed and remain undismissed for a period of sixty days or an order or decree approving or ordering the bankruptcy or similar relief is entered.  The Note may be prepaid at any time without penalty.  The Note is also subject to certain transfer restrictions.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference, including the exhibit referenced therein and incorporated by reference therein.  The offering of securities pursuant to the Agreement is being conducted in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act of 1933 provided by Section 4(a)(2) of the Securities Act and SEC Rule 506 of Regulation D promulgated thereunder.  The registrant has concluded that the exemption is available for this transaction in that there were  fewer than 35 unaccredited purchasers, no general solicitation or advertising occurred in connection with the offering, appropriate transfer restrictions have been imposed on the shares and reflected in a customary legend regarding same, disclosure was made as required by Rule 502(b), and the other requirements of Regulation D were or shall be met.

Item 8.01 Other Events.

Total revenues for the quarter ended March 31, 2025 were approximately $142,000, compared with $82,000 in the quarter ended March 31,2024, an increase of 73%.

These preliminary results are based on management's initial analysis of operations for the quarter March 31, 2025, and are subject to completion of the Company's quarter-end financial reporting processes, further internal review, and potential adjustments by the Company's external auditors.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Not Applicable.

(b) Pro Forma Financial Information

Not Applicable.

(d) Exhibits

2.1	Asset Purchase Agreement dated April 22, 2025*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this Exhibit have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHETER PRECISION, INC.

Date:	April 22, 2025	By:	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer